GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Managed Futures Strategy Fund

(the “Fund”)

Supplement dated June 24, 2016 to the

Prospectus and Summary Prospectus, each dated April 29, 2016 (the “Prospectuses”)

At a meeting held on June 16, 2016, the Board of Trustees of Goldman Sachs Trust authorized the Fund to invest in a wholly-owned subsidiary, through which the Fund will seek to gain exposure to the commodities markets. The wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, will be advised by Goldman Sachs Asset Management, L.P., the Fund’s investment adviser.

Effective on July 22, 2016, the Fund’s Prospectuses are revised as follows. To facilitate your review, certain sections of the Fund’s Prospectus have been supplemented and restated to incorporate information about the Fund’s investments in the wholly-owned subsidiary.

The following table replaces the “Annual Fund Operating Expenses” table under “Goldman Sachs Managed Futures Strategy Fund—Summary—Fees and Expenses of the Fund” in the Prospectus and “Fees and Expenses of the Fund” in the Summary Prospectus:

	Class A		Class C	Institutional		Class IR		Class R
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%		1.00%	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%	None		None		0.50%
Other Expenses	0.59%		0.85%	0.46%		0.60%		0.61%
Service Fees	Non	e	0.25%	Non	e	Non	e	Non	e
All Other Expenses	0.59%		0.60%	0.46%		0.60%		0.61%
Acquired Fund Fees and Expenses[2]	0.27%		0.27%	0.27%		0.27%		0.27%
Total Annual Fund Operating Expenses[3]	2.11%		2.87%	1.73%		1.87%		2.38%
Fee Waiver and Expense Limitation[4]	(0.46)%		(0.47)%	(0.48)%		(0.47)%		(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[3]	1.65%		2.40%	1.25%		1.40%		1.90%

[2]	Acquired Fund Fees and Expenses reflect the expenses (including the management fee) borne by the Fund as the sole shareholder of the MFS Subsidiary (as defined below) and other investment companies in which the Fund invests. “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
[3]	The “Total Annual Fund Operating Expenses” have been restated to reflect current fees. The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

[4]	The Investment Adviser has agreed to: (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.204% of the Fund’s average daily net assets; (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (iii) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the MFS Subsidiary (as defined below) at an annual rate of 0.42% of the MFS Subsidiary’s average daily net assets. The management fee waiver arrangement with respect to the MFS Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the MFS Subsidiary is in place. The management fee waiver and expense limitation arrangements will remain in effect through at least June 24, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” have been restated to reflect the fee waiver and expense limitation currently in effect.

The following replaces “Goldman Sachs Managed Futures Strategy Fund—Summary—Expense Example” in the Prospectus and “Expense Example” in the Summary Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waivers with respect to the effective net management fee rate and affiliated fund fees and the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$1,133	$1,582	$2,823
Class C Shares
– Assuming complete redemption at end of period	$343	$845	$1,472	$3,161
– Assuming no redemption	$243	$845	$1,472	$3,161
Institutional Shares	$127	$498	$894	$2,001
Class IR Shares	$143	$542	$967	$2,152
Class R Shares	$193	$697	$1,227	$2,680

The following replaces the fifth paragraph of “Goldman Sachs Managed Futures Strategy Fund—Summary—Principal Strategy” in the Prospectus and “Principal Strategy” in the Summary Prospectus:

The Fund may seek exposure to the commodities markets by investing in commodity index-linked structured notes. The Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles. The Fund may also gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “MFS Subsidiary”). The MFS Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure.

Investment in the Subsidiary.  The Fund may invest up to 25% of its total assets in the MFS Subsidiary. The MFS Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. The value of these commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the MFS Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the instrument. Neither the Fund nor the MFS Subsidiary invests directly in physical commodities. The MFS Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

The following risks are added under “Goldman Sachs Managed Futures Strategy Fund—Summary—Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Summary Prospectus:

Subsidiary Risk.  The MFS Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the MFS Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the MFS Subsidiary to liquidate a swap position at an advantageous time or price, which may result in significant losses.

The following risks replace “Commodity Sector Risk” and “Tax Risk” under “Goldman Sachs Managed Futures Strategy Fund—Summary—Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Summary Prospectus:

Commodity Sector Risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the MFS Subsidiary enters into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the MFS Subsidiary’s, and therefore the Fund’s, share value to fluctuate.

Tax Risk.  Based on tax rulings from the Internal Revenue Service (the “IRS”), the Fund seeks to gain exposure to the commodity markets through investments in the MFS Subsidiary. The tax treatment of the Fund’s investments in the MFS Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Under “Investment Management Approach—Principal Investment Strategies—Managed Futures Strategy Fund” in the Prospectus, the following replaces the sixth paragraph:

The Fund may seek exposure to the commodities markets by investing in commodity index-linked structured notes. The Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles. The Fund may also gain exposure to the commodities markets by investing in the MFS Subsidiary. The MFS Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure.

Investment in the Subsidiary.  The Fund may invest up to 25% of its total assets in the MFS Subsidiary. The MFS Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked swaps expose the MFS Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Neither the Fund nor the MFS Subsidiary purchases or holds physical commodities directly. The MFS Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

The following replaces the first paragraph under “Investment Management Approach—Principal Investment Strategies—Additional Fees and Expenses Information” in the Prospectus:

“Acquired Fund Fees and Expenses” reflect the expenses, (including the management fees) borne by the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund, Dynamic Commodity Strategy Fund and the Managed Futures Strategy Fund as the sole shareholders of the ART Subsidiary, CSF Subsidiary, DAF Subsidiary, DCS Subsidiary and MFS Subsidiary, respectively, and through their ownership of shares in other investment companies.

The following replaces footnote 8 to the “Investment Securities” table under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectus:

[8]	Each of the Absolute Return Tracker, the Commodity Strategy, the Dynamic Allocation, the Dynamic Commodity Strategy and the Managed Futures Strategy Funds may invest up to 25% of its total assets in the shares of the ART Subsidiary, the CSF Subsidiary, the DAF Subsidiary, the DCS Subsidiary, and the MFS Subsidiary (together, the “Subsidiaries”), respectively.

The following replaces the existing rows in the “Risks of the Funds” table in the Prospectus:

✓	Principal Risk
•	Additional Risk

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Dynamic Commodity Strategy Fund	Managed Futures Strategy Fund

Subsidiary	✓	✓	✓	✓	✓

Swaps	✓	✓	✓	✓	✓

The following risks replace “Leverage Risk,” “Subsidiary Risk” and “Tax Risk” under “Risks of the Funds” in the Prospectus:

¢

Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the

Fund’s investment portfolio may be subject. The Subsidiaries will identify liquid assets on their books or otherwise cover transactions that may give rise to leverage risk to the same extent as the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds, respectively.

¢	Subsidiary Risk—By investing in the Subsidiaries, the Funds are indirectly exposed to the risks associated with the Subsidiaries’ investments. The derivatives and other investments held by the Subsidiaries are subject to the same risks that apply to similar investments if held directly by the Funds. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objectives of the Subsidiaries will be achieved. The Subsidiaries are not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Funds.

¢

Tax Risk—The Funds will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such private letter rulings to the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds. Based on such rulings, those Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. However, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have not received such a private letter ruling, and are not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of a Fund’s investments in a wholly owned subsidiary or commodity-linked instruments may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. In connection with investments in wholly-owned subsidiaries and/or commodity index-linked structured notes, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have obtained an opinion of counsel that their income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Dynamic Commodity Strategy Fund’s or the Managed Futures Strategy Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (RIC) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

The following replaces the fifth footnote in the table under “Service Providers—Management Fees and Other Expenses” in the Prospectus:

*****	Reflects combined management fees paid to GSAM by the Fund and the MFS Subsidiary after fee waivers. The Investment Adviser has contractually agreed to waive the Managed Futures Strategy Fund’s management fee in an amount equal to the management fee paid to the Investment Adviser by the MFS Subsidiary. This arrangement may not be discontinued by the Investment Adviser as long as its contract with the MFS Subsidiary is in place. In addition, the Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The following replaces the second to last paragraph under “Service Providers—Management Fees and Other Expenses” in the Prospectus:

As discussed in its Summary section and in “Investment Management Approach,” each of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds may gain exposure to the commodity markets by investing in wholly-owned subsidiaries. Each of the Subsidiaries has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment advisory and other services to each of the respective Subsidiaries. In consideration of these services, each of the Subsidiaries pays the Investment Adviser a management fee at the annual rate of 0.42% of its average daily net assets. The Investment Adviser has contractually agreed to waive the advisory fees it receives from the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds, respectively, in an amount equal to the advisory fee paid to the Investment Adviser by each Subsidiary. These waivers may not be discontinued by the Investment Adviser as long as its contract with each Subsidiary is in place. The Subsidiaries also pay certain other expenses, including service and custody fees. The Investment Adviser has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets.

The following replaces the last paragraph under “Taxation—Other Information” in the Prospectus:

The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such private letter rulings to the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds. Based on such rulings, those Funds may continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked structured notes and/or subsidiaries. However, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have not received such a private letter ruling, and are not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of a Fund’s investments in a wholly owned subsidiary or commodity-linked instruments may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. In connection with investments in wholly-owned subsidiaries and/or commodity index-linked structured notes, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have obtained an opinion of counsel that their income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Dynamic Commodity Strategy Fund’s or the Managed Futures Strategy Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (RIC) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

The following replaces in its entirety “Investments in the Subsidiary” under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Prospectus:

Investments in the Subsidiaries.  The Absolute Return Tracker, Commodity Strategy Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds gain exposure to the commodity markets by investing in their respective Subsidiaries. The Subsidiaries invest in, among other things, commodity index-linked swaps that provide exposure to the performance of the commodity markets. The IRS issued a revenue ruling that limits the extent to which the Funds may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiaries, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Taxation” above for further information.

Although the Funds may invest in these commodity-linked derivative instruments directly, the Funds gain exposure to these derivative instruments indirectly by investing in the Subsidiaries. The Subsidiaries may also invest in fixed income instruments, which are intended to serve as margin or collateral for their derivative positions. To the extent that the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds invest in the Subsidiaries, which may hold some of the investments described in this Prospectus, the Funds will be indirectly exposed to the risks associated with those investments. The Subsidiaries are not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Funds.

With respect to their investments, the Subsidiaries are generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Funds; however, the Subsidiaries (unlike the Funds) may invest without limitation in commodity-linked swap agreements, futures and other commodity-linked securities and derivative instruments, such as swaps and futures. The Funds and Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Funds.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

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